Earn-Out Liability	9 Months Ended
Sep. 30, 2021
Earn Out Liability Policy [Abstract]
Earn-Out Liability

8.      Earn-Out Liability

Earn-Out Milestones

Certain of indie’s stockholders are entitled to receive up to 10,000,000 earn-out shares of the Company’s Class A common stock if the Earn-Out Milestones are met. The Earn-Out Milestones represents two independent criteria, which each entitles the eligible stockholders to 5,000,000 earn-out shares per milestone met. Each Earn-Out Milestone is considered met if at anytime following the Transaction and prior to December 31, 2027, the volume weighted average price of indie’s Class A common stock is greater than or equal to $12.50 or $15.00 for any twenty trading days within any thirty trading day period, respectively. Further, the Earn-Out Milestones are also considered to be met if indie undergoes a Sale. A Sale is defined as the occurrence of any of the following for indie: (i) engage in a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act or otherwise cease to be subject to reporting obligations under Sections 13 or 15(d) of the Exchange Act; (ii) Class A common stock ceases to be listed on a national security exchange, other than for the failure to satisfy minimum listing requirements under applicable stock exchange rules; or (iii) change of ownership (including a merger or consolidation) or approval of a plan for complete liquidation or dissolution.

These earn-out shares have been categorized into two components: (i) those associated with stockholders with vested equity at the closing of the Transaction that will be earned upon achievement of the Earn-Out Milestones (the “Vested Shares”) and (ii) those associated with stockholders with unvested equity at the closing of the Transaction that will be earned over the remaining service period with the Company on their unvested equity shares and upon achievement of the Earn-Out Milestones (the “Unvested Shares”). The Vested Shares are classified as liabilities in the condensed consolidated balance sheet and the Unvested Shares are equity-classified share-based compensation to be recognized over time (see Note 14 — Share-based Compensation). The earn-out liability was initially measured at fair value at the closing of the Transaction and subsequently remeasured at the end of each reporting period. The change in fair value of the earn-out liability is recorded as part of Other income (expense), net in the condensed consolidated statement of operations.

The estimated fair value of the earn-out liability was determined using a Monte Carlo simulation that simulated the future path of the Company’s stock price over the earn-out period. The assumptions utilized in the calculation are based on the achievement of certain stock price milestones including projected stock price, volatility, and risk-free rate.

Escrow Shares

3,450,000 Class A common shares of indie were placed in escrow for the potential future release to the sponsors of TB2 in the event the earn-out milestones are met. The earn-out milestones for the Escrow Shares are identical to those of the earn-out shares. Achievement of each milestone entitles the shareholders to 50% of the total Escrow Shares. The Escrow Shares have been accounted for as a liability and remeasured to fair value each reporting period.

At the closing of the Transaction on June 10, 2021, the earn-out liability had an initial fair value of $119,759, which was recorded as a long-term liability and a reduction to additional paid in capital in the condensed consolidated balance sheet.

As of September 30, 2021, neither of the milestones have been achieved and the fair value was $147,317 (see Note 10). As of November 9, 2021, the first Earn-Out Milestone was achieved. It is not practicable to estimate and to disclose the preliminary fair value of the Earn-out liability upon achievement of this milestone by the issuance date of these consolidated financial statements.